UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 24, 2009

Glu Mobile Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33368	91-2143667
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2207 Bridgepointe Parkway, Suite 250, San Mateo, California		94404
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 532-2400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On August 24, 2009, Glu Mobile Inc. (the "Company") and two of its subsidiaries, Glu Games Inc. and Superscape Inc., entered into Amendment No. 1 to Amended and Restated Loan and Security Agreement (the "Amendment") with Silicon Valley Bank ("SVB"). The Amendment amends the financial covenant contained in the Amended and Restated Loan and Security Agreement dated as of December 29, 2008 (the "Loan Agreement") relating to earnings before interest, taxes, depreciation and amortization ("EBITDA"). Pursuant to the Amendment, the Company must maintain, measured on consolidated basis as of the end of each of the following periods, EBITDA of at least the following:

• April 1, 2009 through September 30, 2009: $1
• July 1, 2009 through December 31, 2009: $1,000,000
• October 1, 2009 through March 31, 2010: $2,600,000

The Amendment further provides that this minimum EBITDA covenant for the fiscal quarter ending June 30, 2010 and each quarter thereafter will be negotiated and established upon terms satisfactory to both the Company and SVB, following SVB’s receipt of the Company’s 2010 board plan delivered in accordance with the financial reporting covenants set forth in the Loan Agreement. Other than as described above, there were no other material amendments made to the Loan Agreement.

As previously disclosed by the Company in its Quarterly Report on Form 10-Q for the three months ended June 30, 2009, the Company’s ability to comply with the original EBITDA-related covenant contained in the Loan Agreement in the third and fourth quarters of 2009 was going to be negatively impacted due to the costs the Company will incur related to the transition of its Chief Executive Officer, any additional restructuring charges that it may incur as the Company continues its efforts to reduce operating expenses and the adverse impact of recent foreign currency movements on the Company’s operating results. In recognition of these challenges that were unforeseen by the parties at the time the Loan Agreement was initially entered into in December 2008, the parties structured the EBITDA-related covenant in the Amendment such that the minimum targets could be achieved by the Company even if additional unforeseen events occur. The reduction of the minimum EBITDA targets are not due to any changes in the Company’s core business and the Company continues to expect that its financial results, excluding the impact of any additional restructuring charges the Company may incur beyond the anticipated charges it has previously disclosed, for both the third quarter of 2009 and the full fiscal year will be consistent with the guidance that it announced on August 4, 2009.

The foregoing description of the Amendment is qualified in its entirety by the Amendment, a copy of which is filed as Exhibit 99.01 to this Report and is incorporated into this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.01 Amendment No. 1 to Amended and Restated Loan and Security Agreement by and among Glu Mobile Inc., Glu Games Inc., Superscape Inc. and Silicon Valley Bank.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

August 24, 2009	By:	/s/ Eric R. Ludwig

Name: Eric R. Ludwig
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.01	Amendment No. 1 to Amended and Restated Loan and Security Agreement by and among Glu Mobile Inc., Glu Games Inc., Superscape Inc. and Silicon Valley Bank.